UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2021

Aquestive Therapeutics, Inc.
 (Exact name of Registrant as specified in its charter)

Delaware	001-38599	82-3827296
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Technology Drive
Warren, NJ 07059
 (908) 941-1900
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company          ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AQST	Nasdaq Global Market

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)          Aquestive Therapeutics, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) on June 15, 2021.

(b)          The final voting results on each of the matters submitted to a vote of stockholders at the Annual Meeting are set forth below.

(1)          The following director nominees were elected to serve as Class III members of the Board of Directors, each to serve for a three-year term until the Company’s 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualified:

Nominee	Votes For	Votes Withheld	Votes Abstaining	Broker Non-Votes
Santo J. Costa	15,190,870	803,416	0	9,566,915
Julie Krop, M.D.	15,803,899	190,387	0	9,566,915
Marco Taglietti, M.D.	15,782,461	211,825	0	9,566,915

(2)          The appointment of KPMG LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2021 was ratified.

Votes For	Votes Against	Votes Abstaining
25,081,651	344,559	134,991

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 15, 2021	Aquestive Therapeutics, Inc.

	By:	/s/ A. ERNEST TOTH, JR.
		Name:	A. Ernest Toth, Jr.
		Title:	Chief Financial Officer
(Principal Financial Officer)